UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 23, 2020

EQUINIX, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Lagoon Drive Redwood City, CA 94065
(Address of Principal Executive Offices, and Zip Code)

(650) 598-6000
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 ( 17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001	EQIX	The Nasdaq Stock Market LLC

Item 8.01. Other Events

Underwriting Agreement

On September 23, 2020, Equinix, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman Sachs & Co. LLC, ING Financial Markets LLC, RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the several underwriters named in the Underwriting Agreement. The Underwriting Agreement provides for the issuance and sale by the Company (the “Offering”) of senior unsecured notes in an aggregate principal amount of $1.85 billion (collectively, the “Notes”) in the following tranches:

•	$700,000,000 aggregate principal amount of 1.000% Senior Notes due 2025 (the “2025 Notes”);
•	$650,000,000 aggregate principal amount of 1.550% Senior Notes due 2028 (the “2028 Notes,” together with the 2025 Notes, the “Green Notes”); and
•	$500,000,000 aggregate principal amount of 2.950% Senior Notes due 2051 (the “2051 Notes”).

The Offering of the Notes is pursuant to a shelf registration statement on Form S-3 (File No. 333-221380) filed with the Securities and Exchange Commission (the “SEC”) on November 7, 2017, a related preliminary prospectus supplement filed with the SEC on September 23, 2020 and a related final prospectus supplement filed with the SEC on September 24, 2020. The Underwriting Agreement contains customary representations, warranties and agreements by the Company and customary closing conditions, indemnification rights and termination provisions.

The Company expects that the net proceeds from the Offering will be approximately $1.8 billion after deducting underwriting discounts and estimated offering expenses payable by the Company. The Company intends to use most of the net proceeds from the Offering to fund the redemption of all of its outstanding €1,000,000,000 aggregate principal amount 2.875% Senior Notes due 2025 and €500,000,000 aggregate principal amount of its outstanding €1,000,000,000 aggregate principal amount 2.875% Senior Notes due 2026, as described below under the heading “Redemption of 2.875% Senior Notes due 2025 and 2.875% Senior Notes due 2026.” The Company expects to use any remaining net proceeds from the offering of the 2051 Notes for general corporate purposes. The Company intends to allocate an amount equal to the net proceeds from the offering of the Green Notes, which the Company expects will be approximately $1.3 billion in the aggregate, after deducting underwriting discounts and estimated pro rata offering expenses payable by the Company, to finance or refinance certain ongoing and new projects, including with respect to green buildings, renewable energy, energy efficiency, sustainable water and wastewater management, waste management and clean transportation.

The Company expects the Offering to close on October 7, 2020, subject to customary closing conditions.

The above description of the Underwriting Agreement is qualified in its entirety by the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. Neither the Green Notes nor the indenture governing the Green Notes requires the Company to use the net proceeds from the offering of the Green Notes as described above, and any failure to comply with the foregoing will not constitute a breach of or default under the Green Notes or the indenture governing the Green Notes. The above description of the use of the proceeds from the offering of the Green Notes is not intended to modify or add any covenant or other contractual obligation undertaken by us under the Green Notes or the indenture governing the Green Notes.

Redemption of 2.875% Senior Notes due 2025 and 2.875% Senior Notes due 2026

On September 23, 2020, the Company delivered conditional notices of its intent to redeem (the “Redemption”) all of its outstanding €1,000,000,000 aggregate principal amount 2.875% Senior Notes due 2025 and €500,000,000 aggregate principal amount of its outstanding €1,000,000,000 aggregate principal amount 2.875% Senior Notes due 2026 (each such notice, a “Notice of Conditional Redemption”).

The Company expects to redeem all of the outstanding 2.875% Senior Notes due 2025 on October 23, 2020 (the “Redemption Date”). In accordance with the terms of the 2.875% Senior Notes due 2025 and that certain Indenture, dated as of November 20, 2014, between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Fifth Supplemental Indenture, dated as of September 20, 2017, among the Company, the Trustee, and Elavon Financial Services DAC, UK Branch, as paying agent and Elavon Financial Services DAC, as registrar (collectively, the “2025 Notes Indenture”), the 2.875% Senior Notes due 2025 are expected to be redeemed at a redemption price equal to 101.438% of the principal amount of the 2.875% Senior Notes due 2025 redeemed, plus accrued and unpaid interest to, but not including, the Redemption Date.

The Company also expects to redeem €500,000,000 aggregate principal amount of the outstanding 2.875% Senior Notes due 2026 on the Redemption Date. In accordance with the terms of the 2.875% Senior Notes due 2026 and that certain Indenture, dated as of December 12, 2017, between the Company and the Trustee, as supplemented by the First Supplemental Indenture, dated as of December 12, 2017, among the Company, the Trustee, and Elavon Financial Services DAC, UK Branch, as paying agent, and Elavon Financial Services DAC, as registrar (collectively, the “2026 Notes Indenture”), the 2.875% Senior Notes due 2026 are expected to be redeemed at a redemption price equal to 100% of the principal amount of the 2.875% Senior Notes due 2026 redeemed, plus the applicable premium as of, and accrued and unpaid interest to, but not including, the Redemption Date. The applicable premium will be calculated in accordance with terms of the 2.875% Senior Notes due 2026 and the 2026 Notes Indenture.

Each Notice of Conditional Redemption is conditioned on the closing of the Offering. If the Offering closes, the Company plans to use most of the net proceeds to finance the Redemption.

This Form 8-K does not constitute a notice of redemption with respect to the 2.875% Senior Notes due 2025 under the 2025 Notes Indenture or with respect to the 2.875% Senior Notes due 2026 under the 2026 Notes Indenture.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based upon current expectations that involve risks and uncertainties. Any such statements contained in this Current Report that are not statements of historical fact may be deemed to be forward-looking statements. For example, the words “believes,” “anticipates,” “plans,” “expects,” “intends” and similar expressions are intended to identify forward-looking statements. These forward-looking statements include, but are not limited to, statements about the Offering, the use of proceeds from the Offering and the anticipated Redemption. Forward-looking statements involve numerous risks and uncertainties and depend on assumptions, data or methods that may be incorrect or imprecise. The Company’s actual results and the timing of certain events may differ significantly from the results discussed in the forward-looking statements. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and the Company assumes no obligation to update them.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
1.1*	Underwriting Agreement, dated September 23, 2020, between Equinix, Inc. and Goldman Sachs & Co. LLC, ING Financial Markets LLC, RBC Capital Markets, LLC and TD Securities (USA) LLC, as representatives of the several underwriters named in Schedule II thereto

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document

*  Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: September 24, 2020	EQUINIX, INC.

	By:	/s/ Keith D. Taylor
Keith D. Taylor
Chief Financial Officer